UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 20, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 20, 2022, TRxADE HEALTH, Inc. (the “Company”, “we” and “us”) held a Special Meeting of Stockholders (the “Special Meeting”). Stockholders representing 5,571,990 shares of the Company’s common stock entitled to vote at the Special Meeting were present in person or by proxy representing 59.8% of the voting shares issued and outstanding on the record date of October 31, 2022, and constituting a quorum to conduct business at the Special Meeting. The following sets forth the matters that were voted upon by the Company’s stockholders at the Special Meeting and the voting results for such matters. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on November 9, 2022 (the “Proxy Statement”).

At the Special Meeting, stockholders approved the following proposals, which are set forth in their entirety below.

1.	Proposal No. 1: To approve the issuance of up to 2,663,045 shares of our common stock upon exercise of an outstanding common stock purchase warrant (the “Private Placement Warrants”), in accordance with the Nasdaq Listing Rules (the “Warrant Share Issuance Proposal”):

For	Against	Abstentions	Broker Non-Votes
5,557,740	11,610	2,640	0

Proposal No. 1 was approved by approximately 99.7% of the aggregate total of shares of common stock voted at the Special Meeting, and as such Proposal No. 1 was approved by the stockholders.

2.	Proposal No. 2: To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the Warrant Share Issuance Proposal:

For	Against	Abstentions	Broker Non-Votes
5,519,397	48,893	2,700	0

While Proposal No. 2 was approved, because Proposal No. 1 was also approved, the approval of Proposal No. 2 had no effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

Date: December 21, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer